EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Meier Worldwide Intermedia Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the period ended January 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, James Meier, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. March 10, 2006


Date:  March  17,  2006

By: /s/ James  Meier
        -------------
        James Meier
        President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and
        Accounting Officer)